Supplement to the
Strategic Advisers® Municipal Bond Fund
July 30, 2025
Prospectus

Delaware Investments Fund Advisers (DIFA) no longer serves as a sub-adviser for the fund. The following section is updated to reflect the current listing of sub-advisers, and all other references to DIFA are no longer applicable:
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC, MacKay Shields LLC, Massachusetts Financial Services Company, T. Rowe Price Associates, Inc., and Western Asset Management Company, LLC have been retained to serve as sub-advisers for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SAM-PSTK-0226-102 1.9904173.102	February 11, 2026
Supplement to the
Strategic Advisers® Municipal Bond Fund
July 30, 2025
STATEMENT OF ADDITIONAL INFORMATION

Delaware Investments Fund Advisers (DIFA) no longer serves as a sub-adviser for the fund, and all references to DIFA are no longer applicable.

SAM-SSTK-0226-101-1.9918823.101	February 11, 2026